                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of February 12, 1996, is made and entered into among BJ SERVICES COMPANY, a Delaware corporation (the "Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation (collectively and including the Company, the "Borrowers"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent; BANK OF AMERICA ILLINOIS, Individually and as Letter of Credit Issuing Bank; THE CHASE MANHATTAN BANK, N.A., Individually and as Co-Agent; CREDIT LYONNAIS CAYMAN ISLAND BRANCH, Individually and as Co-Agent, FIRST INTERSTATE BANK OF TEXAS, N.A., Individually and as Co-Agent and the other banks listed on the signature pages hereof.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of April 13, 1995 (the "Credit Agreement"), as amended by First Amendment dated as of April 25, 1995; and

         WHEREAS, Company has proposed to issue notes pursuant to a private placement and to use all or a portion of the net proceeds of such issuance to prepay the Term Loans, and the Company has proposed to amend the amortization schedule for the Term Loans set forth in the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions herein set forth, the Banks are willing to agree to such amended amortization schedule;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree to amend the Credit Agreement as follows:

         1.      CREDIT AGREEMENT AMENDMENTS.

                 a.       Amendment of Section 2.08(e).  The first sentence of
Section 2.08(e) is hereby deleted in its entirety and the following shall be substituted therefor:

                 "Any prepayments pursuant to this Section 2.08 shall reduce pro rata the principal installments of the Term Loans due during the period commencing after the date of such prepayment and ending on the Term Loan Maturity Date."

                 b. Amendment of Section 2.10(a). Section 2.10(a) of the Credit Agreement is hereby redesignated as Section 2.10(a)(i), and a new
Section 2.10(a)(ii) is hereby added to read as follows:

                          "(ii)   in the event (A) the Term Loan Borrower
                 issues in a private placement unsecured notes due 2006 and the Term Loan Borrower elects to use all or any portion of the net proceeds of such issuance to prepay the Term Loans, and (B) such prepayment is made on or before March 31, 1996, and (C) no Event of Default shall have occurred and be continuing at the time of the prepayment, then at all times after such prepayment is made the Term Loan Borrower's obligation to repay the principal of the Term Loans shall be governed by this Subsection 2.10(a)(ii) rather than Subsection 2.10(a)(i) above. If such prepayment is made with proceeds of such issuance, the Term Loan Borrower thereafter shall be obligated to make principal payments on each date set forth below (each, a "Principal Payment Date"), in an amount equal to the dollar amount set forth below opposite such date. The schedule of payments set forth below is based upon the assumption that the amount of the prepayment will be $125,000,000. In the event such prepayment is more than $125,000,000, the amount of each payment set forth in the schedule below shall be adjusted pro rata among all such payments. In the event, such prepayment is less than $125,000,000, the amount of the first 16 payments set forth in the schedule below shall be adjusted pro rata among such 16 payments, and the amount of the last 2 payments shall remain the same.

                 Principal Payment Date               Amount of Payment
                 ----------------------               -----------------
                 December 31, 1996                       $1,400,000
                 March 31, 1997                           1,400,000
                 June 30, 1997                            1,400,000
                 September 30, 1997                       1,400,000
                 December 31, 1997                        4,700,000
                 March 31, 1998                           4,700,000
                 June 30, 1998                            4,700,000
                 September 30, 1998                       4,700,000
                 December 31, 1998                        5,950,000
                 March 31, 1999                           5,950,000
                 June 30, 1999                            5,950,000
                 September 30, 1999                       5,950,000
                 December 31, 1999                        5,950,000

                 Principal Payment Date               Amount of Payment
                 ----------------------               -----------------
                 March 31, 2000                           5,950,000
                 June 30, 2000                            5,950,000
                 September 30, 2000                       5,950,000
                 December 30, 2000                       12,000,000
                 March 31, 2001                          12,000,000
                 TOTAL                                  $96,000,000

                          (iii) This Section 2.10(a) shall not be deemed to authorize the issuance of notes which would not be permitted pursuant to Article VIII of this Credit Agreement."

                 c. Amendment of Section 8.01(h). Section 8.01(h) of the Credit Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

                          "(h)   Liens on assets of the Company or any
                 Subsidiary other than stock of Subsidiaries; provided, however, that the aggregate consolidated book value of all such assets encumbered at any one time shall not exceed $10,000,000."

         2. NO DEFAULT OR EVENTS OF DEFAULT; REPRESENTATIONS AND WARRANTIES ARE TRUE. Each of the Borrowers hereby represents and warrants to the Banks that no Event of Default or Default has occurred and is continuing. The representations and warranties made by the Borrowers in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except such representations and warranties which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date).

         3. RATIFICATION. The Credit Agreement, each Guaranty and the other Loan Documents shall continue in full force and effect as amended hereby. Except as expressly provided herein, the Credit Agreement is not amended or modified. The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

         4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF

NEW YORK); PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         6. CERTAIN DEFINED TERMS. Capitalized terms used herein (including in the recitals hereof) without definition shall have the meaning assigned to them in the Credit Agreement.

         7. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                                        BJ SERVICES COMPANY


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BJ SERVICES COMPANY, U.S.A.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BJ SERVICES COMPANY MIDDLE EAST


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BJ SERVICE INTERNATIONAL, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANK OF AMERICA ILLINOIS, as a Bank
                                        and as Issuing Bank


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK, N.A.,
                                        as Co-Agent and as a Bank


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                        as Co-Agent and as a Bank


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        FIRST INTERSTATE BANK OF TEXAS, N.A.,
                                        as Co-Agent and as a Bank


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANK OF MONTREAL


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        CHRISTIANIA BANK OG KREDITKASSE


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        CORESTATES BANK, N.A.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        DEN NORSKE BANK AS


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE FUJI BANK, LIMITED


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        THE INDUSTRIAL BANK OF JAPAN TRUST
                                        COMPANY


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE MITSUBISHI BANK, LTD.
                                        HOUSTON AGENCY


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE YASUDA TRUST AND BANKING
                                        COMPANY LIMITED


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF TOKYO, LTD.,
                                        DALLAS AGENCY


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title: